SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.)

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NATIONWIDE VARIABLE INSURANCE TRUST
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NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania 19406
(800) 848-6331

May 24, 2010

Dear Shareholders:

The enclosed Information Statement details a recent subadviser change relating to the American Century NVIT Multi Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund and NVIT Multi-Manager International Growth Fund (each, a “Fund” and together, the “Funds”), each a series of Nationwide Variable Insurance Trust (the “Trust”).

American Century Investment Management, Inc. (“American Century”) is the subadviser to the American Century NVIT Multi Cap Value Fund, and a subadviser to the NVIT Multi-Manager Mid Cap Growth and NVIT Multi-Manager Mid Cap Value Funds. American Century Global Investment Management, Inc. (“American Century Global”) is a subadviser to the NVIT Multi-Manager International Growth Fund. The trustee of a trust that holds a controlling voting interest in American Century Companies, Inc., the parent company of American Century and American Century Global, changed on February 16, 2010.  Under the Investment Company Act of 1940 (the “1940 Act”), this change of trustee   may be considered an assignment of each Fund’s subadvisory agreement with American Century and American Century Global, as applicable (the “Prior Subadvisory Agreements”), which would cause the Prior Subadvisory Agreements to automatically terminate, making approval of new subadvisory agreements necessary.

At a telephonic meeting of the Board of Trustees of the Trust (the “Board”) held on February 22, 2010, the Board approved interim subadvisory agreements (the “Interim Subadvisory Agreements”) with American Century and American Century Global with respect to the Funds.  The Interim Subadvisory Agreements permitted American Century and American Century Global to continue to subadvise the Funds until such time that the Board of Trustees could meet in-person to approve new permanent subadvisory agreements, as required by the 1940 Act.  On March 10, 2010, the Board held an in-person meeting and approved new subadvisory agreements (the “New Subadvisory Agreements”) with American Century and American Century Global, as applicable, with respect to the Funds.  Both the Interim Subadvisory Agreements and the New Subadvisory Agreements are substantially identical to the Prior Subadvisory Agreements with American Century and American Century Global.

In order to ensure continued provision of subadvisory services by American Century and American Century Global to the Funds, the Board approved the Interim Subadvisory Agreements and New Subadvisory Agreements in reliance upon the Manager of Managers Exemptive Order (the “Manager of Managers Order”) the Trust has obtained from the Securities and Exchange Commission, which permits the hiring of an unaffiliated subadviser with Board approval, but without obtaining shareholder approval.  However, the Manager of Managers Order instead requires that this Information Statement be sent to you.

The Board approved the Interim Subadvisory Agreements and the New Subadvisory Agreements upon the recommendation of Nationwide Fund Advisors (“NFA”), the investment adviser to the Funds.  This recommendation was based on several factors, including:

The overall quality of the personnel, operations, financial condition, and investment management capabilities of American Century and American Century Global, before and after the Transaction, and the performance of American Century and American Century Global;

•
The subadvisory fees payable to American Century and American Century Global under the Interim Subadvisory Agreements and the New Subadvisory Agreements will not change from the fees payable under the Prior Subadvisory Agreements; and

•	There is expected to be no change to the nature, extent and quality of the investment subadvisory services provided by American Century and American Century Global to the Funds.

Please read the enclosed Information Statement for additional information.

We look forward to continuing to serve you and the Funds in the future.

Sincerely,

/s/Eric E. Miller
                Eric E. Miller
                Secretary, Nationwide Variable Insurance Trust

NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania 19406
 (800) 848-6331

INFORMATION STATEMENT

The Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) is furnishing this Information Statement with respect to the American Century NVIT Multi Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund and NVIT Multi-Manager International Growth Fund (each, a “Fund” and together, the “Funds”), each a series of Nationwide Variable Insurance Trust (the “Trust”).  All owners (“Contract Owners”) of variable annuity contracts or variable life insurance policies (“variable contracts”) who, as of the date hereof, had selected a Fund as an underlying investment option within their variable contract will receive this Information Statement. This Information Statement will be sent to Contract Owners on or about May 24, 2010.  The Information Statement is also available online at www.nationwide.com/mutualfunds.  The Trust has received an exemptive order (the “Manager of Managers Order”) from the Securities and Exchange Commission (the “SEC”), which permits Nationwide Fund Advisors (“NFA”), the Funds’ investment adviser, to hire new subadvisers which are unaffiliated with NFA, to terminate subadvisory relationships and to make changes to existing subadvisory agreements with the approval of the Board, but without obtaining shareholder approval; provided, among other things, that the Funds send to their shareholders (or, in this case, the Contract Owners who have selected a Fund as an underlying  investment option) an information statement describing any new subadviser within 90 days of hiring such subadviser.

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

Each Fund is an investment portfolio or series of the Trust.  The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with NFA.  Pursuant to the Investment Advisory Agreement, NFA selects one or more subadvisers for each Fund and supervises the Fund’s daily business affairs, subject to the supervision and direction of the Board.  NFA selects subadviser(s) it believes will provide each Fund with high quality investment services consistent with the Fund’s investment objective. NFA is responsible for the overall monitoring of each Fund’s subadviser(s), as well as day-to-day management of the portfolio.

The subadviser to each Fund is independent of NFA, and discharges its responsibilities subject to the oversight and supervision of NFA.  The subadviser is paid by NFA from the fees NFA receives from the Fund.  In accordance with procedures adopted by the Board, a subadviser to the Funds may effect portfolio transactions through an affiliated broker-dealer and receive brokerage commissions in connection therewith as permitted by applicable law.  See the section “More about Fees and Expenses” below for further information.

American Century Investment Management, Inc. (“American Century”) is the subadviser to the American Century NVIT Multi Cap Value Fund, and is a subadviser to the NVIT Multi-Manager Mid Cap Growth and NVIT Multi-Manager Mid Cap Value Funds, and American Century Global Investment Management, Inc., (“American Century Global”) is a subadviser to the NVIT Multi-Manager International Growth Fund. The purpose of this Information Statement is to report that the trustee of a trust that holds a controlling voting interest in American Century Companies, Inc. (“ACC”), the parent company of American Century and American Century Global, changed on February 16, 2010 (the “Change in Trustee”).  Under the Investment Company Act of 1940 (the “1940 Act”), this Change in Trustee may be considered an assignment of each Fund’s subadvisory agreement with American Century and American Century Global, as applicable, which would cause such subadvisory agreements to automatically terminate, making approval of new subadvisory agreements necessary.

At a telephonic meeting of the Board held on February 22, 2010, the Board approved interim subadvisory agreements (the “Interim Subadvisory Agreements”) with American Century and American Century Global with respect to the Funds.  The Interim Subadvisory Agreements permitted American Century and American Century Global to continue to subadvise the Funds until such time that the Board could meet in-person to approve new subadvisory agreements, as required by the 1940 Act.  On March 10, 2010, the Board held an in-person meeting and approved new subadvisory agreements (the “New Subadvisory Agreements”) with American Century and American Century Global, as applicable, with respect to the Funds.  Both the Interim Subadvisory Agreements and the New Subadvisory Agreements are identical in all material respects to the Prior Subadvisory Agreements (as defined below) with American Century and American Century Global. The decision by the Board to approve the Interim Subadvisory Agreements and New Subadvisory Agreements, as well as other important information, is described in more detail below. American Century is located at 4500 Main Street, Kansas City, Missouri 64111 and American Century Global is located at 666 3rd Avenue, 23rd Floor, New York, New York 10017.

ASSIGNMENT AND TERMINATION OF THE PRIOR SUBADVISORY AGREEMENT

ACC is the parent corporation of American Century and American Century Global.  As part of the estate and business succession plan established by James E. Stowers, Jr., founder of American Century Investments, ACC Co-Chairman Richard W. Brown has succeeded Mr. Stowers as trustee of the James E. Stowers Twentieth Century Companies, Inc. Stock Trust (the “Stowers Trust”) effective February 16, 2010.  By virtue of its holdings of ACC stock, the Stowers Trust is considered to be a control person of ACC under the 1940 Act.  American Century  is a wholly owned subsidiary of ACC, and American Century Global is a wholly owned subsidiary of American Century.

The Change in Trustee had legal implications for the Funds.  The Trust, on behalf of the American Century NVIT Multi Cap Value, NVIT Multi-Manager Mid Cap Growth, and NVIT Multi-Manager Mid Cap Value Funds, NFA, and American Century were parties to a subadvisory agreement dated March 24, 2008 (“Prior American Century Subadvisory Agreement”).  The Trust, on behalf of the NVIT Multi-Manager International Growth Fund, NFA, and American Century Global were parties to a subadvisory agreement dated March 24, 2008, as amended March 24, 2009 (“Prior American Century Global Subadvisory Agreement,” and, together with the Prior American Century Subadvisory Agreement, the “Prior Subadvisory Agreements”).

The Change in Trustee may be considered an assignment of a controlling block of voting securities of ACC, the parent company of American Century and American Century Global and, as a result, an assignment of the Funds’ Prior Subadvisory Agreements.  As required under the 1940 Act, the Prior Subadvisory Agreements automatically terminate in accordance with their terms in the event of an assignment.  As a result, the Prior Subadvisory Agreements could be deemed to have terminated upon the appointment of Mr. Brown as successor trustee.

APPROVAL OF THE NEW SUBADVISORY AGREEMENTS

        At a telephonic meeting of the Board held on February 22, 2010, the Board approved the Interim Subadvisory Agreements, which were identical in all respects to the Prior Subadvisory Agreements, other than their effective date and their required termination on July 16, 2010.  The Interim Subadvisory Agreements did not result in any changes in the management of the Funds, their investment objective(s), fees or services provided.

At the Board’s March 10, 2010 meeting, the Board approved the New Subadvisory Agreements among the Trust, on behalf of the Funds, NFA and American Century and American Century Global, as appropriate.  The New Subadvisory Agreements are also identical in all material respects to the Prior Subadvisory Agreements and the Interim Subadvisory Agreements, and are not expected to result in any changes in the management of the Funds, their investment objective(s), fees or services provided.  Because of the Manager of Managers Order, shareholders of the Funds are not required to approve the New Subadvisory Agreements with American Century or American Century Global.

BOARD CONSIDERATIONS

At a regular meeting of the Board on March 10, 2010, the Board, including the Trustees who are not considered “interested persons” under 1940 Act (“Independent Trustees”), discussed and unanimously approved the New Subadvisory Agreements.  The Board reviewed and considered (i) materials provided by American Century and American Century Global in advance of the meeting and (ii) advice from the Trust’s legal counsel and the independent legal counsel to the Independent Trustees. The material factors and conclusions that formed the basis for the approval are discussed below.

The Nature, Extent, and Quality of the Services Provided by American Century and American Century Global

American Century and American Century Global represented to the Board: (i) that there would be no material changes in the fees or terms of the Prior Subadvisory Agreements, including services provided, and (ii) that no changes in the management of the Funds are expected following the Change in Trustee.  The Board reviewed the nature, extent, and quality of the services that would be provided to each Fund by American Century and American Century Global, as applicable, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the New Subadvisory Agreements and mutual fund industry norms.

Investment Performance

The Board evaluated each Fund’s investment performance and considered the performance of the portfolio managers who have managed and will continue to manage each Fund on behalf of American Century and American Century Global.  The Board noted that the performance record of the portfolio managers who will continue to manage each Fund on behalf of American Century and American Century Global, in combination with various other factors, supported a decision to approve the New Subadvisory Agreements.

Fee Level

The Board considered each Fund’s overall fee level and noted that the overall expenses of each Fund would remain the same under the New Subadvisory Agreements, as fees for American Century and American Century Global are paid out of the advisory fee that NFA receives from each Fund.  The Board concluded that the subadvisory fees to be paid to American Century and American Century Global were fair and reasonable in relation to the services and benefits provided to the Fund.

Economies of Scale

The Board also noted that shareholders of each Fund have appropriately benefited from economies of scale through expense caps (excluding 12b-1 and administrative service fees) and advisory fee waivers.

Profitability; Fall-Out Benefits

The Board considered the factor of profitability to American Century and American Century Global as a result of the subadvisory relationship with the Funds.  In addition, the Board considered whether any “fall-out” or ancillary benefits would accrue to American Century and American Century Global as a result of its relationship with the Funds.

Terms of the Subadvisory Agreement

The Board reviewed the terms of the New Subadvisory Agreements and noted that the terms are identical in all material respects as the terms of the subadvisory agreements that the Trust currently has in place with other unaffiliated subadvisers. The Board concluded that the terms were fair and reasonable.

Conclusion

Based on this information, the Board, including all of the Independent Trustees, concluded that the nature, extent and quality of the subadvisory services to be provided by American Century and American Century Global, as applicable, were appropriate for each Fund in light of its investment objectives. The totality of multiple factors taken together, instead of any single factor, informed the Board’s decision. The Board concluded that the approval of the New Subadvisory Agreements was in the best interests of each Fund and its shareholders and unanimously approved the New Subadvisory Agreements.

THE NEW SUBADVISORY AGREEMENTS

The New Subadvisory Agreements were approved by the Board on March 10, 2010 and became effective on March 11, 2010.  The material terms of the New Subadvisory Agreements are substantially similar to those of the Interim Subadvisory Agreements and the Prior Subadvisory Agreements, including the fees payable to American Century and American Century Global, as appropriate.    In accordance with the Manager of Managers Order, the New Subadvisory Agreements will not be submitted to the Funds’ shareholders for their approval. The following is a brief summary of the material terms of the New Subadvisory Agreements.

Term. The New Subadvisory Agreements took effect on March 11, 2010, have an initial term through May 1, 2011 and continue for successive one-year terms thereafter so long as their continuance is approved by the Board.  The New Subadvisory Agreements can be terminated on 60 days' written notice by NFA, the Trust, a majority of the outstanding voting securities of a Fund or American Century or American Century Global, as appropriate. The New Subadvisory Agreements terminate automatically in the event of their assignment or upon termination of the investment advisory agreement between NFA and the Trust, on behalf of each Fund.

Fees. Under the New Subadvisory Agreements, the annual fee payable by NFA to American Century or American Century Global, as appropriate (as a percentage of each Fund's average daily net assets) is set forth in the table attached as Exhibit A. The overall investment advisory fees of the Funds will remain the same under the New Subadvisory Agreements, as American Century’s and American Century Global’s fees are paid out of the investment advisory fee that NFA receives from the Funds.

Duties.  Under the New Subadvisory Agreements, NFA is responsible for assigning the Funds’ assets to American Century or American Century Global, as appropriate, and for overseeing and reviewing the performance of American Century or American Century Global, as appropriate.  American Century and American Century Global are required to manage their respective Funds in accordance with each Fund’s investment objective and policies, subject to the supervision of NFA and the Board.

Brokerage.  Under the New Subadvisory Agreements, American Century and American Century Global are authorized to purchase and sell securities on behalf of their respective Funds through brokers or dealers American Century or American Century Global, as appropriate, selects and to negotiate commissions to be paid on these transactions.  In doing so, American Century or American Century Global are required to use reasonable efforts to obtain the most favorable price and execution available but are permitted, subject to certain limitations and conditions, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

Indemnification.  Under the New Subadvisory Agreements, American Century or American Century Global and their affiliates and controlling persons cannot be held liable to NFA, the Trust, the Funds, or the Funds' shareholders in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of duties under the New Subadvisory Agreements or violation of applicable law.

Each New Subadvisory Agreement provides that nothing in the New Subadvisory Agreement, however, relieves American Century or American Century Global, as appropriate, from any of its obligations under federal and state securities laws and other applicable law. Under the New Subadvisory Agreements, American Century and American Century Global, as appropriate, are required to indemnify NFA, the Trust, the Funds, and their respective affiliates and controlling persons for any liability or expenses sustained by them as a result of American Century’s or American Century Global’s willful misfeasance, bad faith, gross negligence, reckless disregard of duties, or violation of applicable laws, as well as under certain other circumstances.  The New Subadvisory Agreements also contain provisions pursuant to which NFA is required to indemnify American Century or American Century Global and their affiliates for any liability and expenses which may be sustained by American Century or American Century Global unless they were the result of American Century’s or American Century Global’s willful misfeasance, bad faith, gross negligence, reckless disregard of duties, or violation of applicable laws.

Regulatory Pronouncements.  The New Subadvisory Agreements also include provisions arising from regulatory changes.  These provisions include a requirement that American Century and American Century Global establish and maintain written proxy voting procedures in compliance with current applicable laws and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act.  Also, the provisions include language required by Rule 17a-10 under the 1940 Act that prohibits American Century or American Century Global to execute securities transactions under limited circumstances through broker-dealers deemed to be affiliated with the Funds, subject to certain prohibitions on consultations between American Century or American Century Global and other subadvisers to funds affiliated with the Funds.

Further Information.  The foregoing description of the New Subadvisory Agreements is only a summary and is qualified in its entirety by reference to the text of the full agreements.  A copy of each New Subadvisory Agreement is on file with the SEC and is available (i) in person at the SEC's Public Reference Room in Washington, D.C. (upon payment of any applicable fees); (ii) by mail by sending your request to SEC Public Reference Section, 100 F Street, N.E. Washington, DC 20549-0102 (upon payment of any applicable fees); or (iii) at the SEC's  website  -  http://www.sec.gov  -  through  the  EDGAR  system.

OTHER INFORMATION ABOUT AMERICAN CENTURY AND AMERICAN CENTURY GLOBAL

American Century is located at 4500 Main Street, Kansas City, Missouri 64111.  The following table sets forth the name and principal occupation of the principal executive officer and each director of American Century.  The address of each person listed below is 4500 Main Street, Kansas City, Missouri 64111.

NAME	TITLE
Jonathan Stuart Thomas	Executive Vice President and Director
Enrique Chang	President, Chief Executive Officer, Chief Investment Officer
James E. Stowers, Jr.	Director

American Century Global is located at 666 3rd Avenue, 23rd Floor, New York, New York 10017.  The following table sets forth the name and principal occupation of the principal executive officer and each director of American Century Global.  The address of each person listed below is 4500 Main Street, Kansas City, Missouri 64111.

NAME	TITLE
Jonathan Stuart Thomas	Executive Vice President and Director
Enrique Chang	President, Chief Executive Officer, Chief Investment Officer
James E. Stowers, Jr.	Director

ACC, the parent company of American Century and American Century Global, is located at 4500 Main Street, Kansas City, Missouri 64111.

MORE ABOUT FEES AND EXPENSES

Each Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of the Fund’s average daily net assets that are subadvised by American Century or American Century Global, as applicable) as set forth in the table attached as Exhibit B.

During the fiscal year ended December 31, 2009, the Funds paid the amounts to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

NFA serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement that was last approved by the Board, including the Independent Trustees, on March 10, 2010.  The Investment Advisory Agreement was last approved by Fund shareholders on April 25, 2007.  The key features of the Investment Advisory Agreement are described below.

Advisory Services. Under the Investment Advisory Agreement, NFA, subject to the supervision and direction of the Board: (i) sets overall investment strategy for the Funds; (ii) has overall supervisory responsibility for the general management and investment of the Funds’ assets; (iii) determines the allocation of assets among one or more subadvisers, if any; and (iv) has full investment discretion to make all determinations with respect to the investment of a Funds’ assets not otherwise assigned to a subadviser.  With regard to subadvisers, NFA, subject to the supervision and direction of the Board: (i) researches and evaluates each subadviser, if any; (ii) performs initial due diligence on prospective subadvisers; (iii) monitors each subadviser’s ongoing performance; (iv) communicates performance expectations and evaluations to each subadviser; and (v) recommends to the Board whether a subadviser’s contract should be renewed, modified or terminated. NFA also is responsible for recommending changes or additions to the subadvisers and is responsible for compensating each subadviser.  Finally, NFA is responsible for providing periodic reports to the Board concerning the Funds’ business and investments as the Board requests.

Continuance. The Investment Advisory Agreement may be continued from year to year by a majority vote of the Board or by a vote of a majority of outstanding shares of the Funds, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval.

Termination. The Investment Advisory Agreement provides that it may be terminated, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Funds, or by NFA, in each case, upon not more than 60 days’ written notice to the other party.  The Investment Advisory Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

As of March 11, 2010, the Funds had issued outstanding shares in the amounts as set forth in the table attached as Exhibit D.

As of March 11, 2010, to the Trust’s knowledge, no person, except as set forth in the table at Exhibit E, had or shared voting or investment power over more than 5% of the outstanding shares of any class of the Funds.

As of March 11, 2010, the Executive Officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of the Funds.

Although Contract Owners are not being asked to vote on the approval of American Century or American Century Global, as subadvisers to the Funds, the Trust is required by the rules of the SEC to summarize the voting rights of Contract Owners.  Whenever a matter affecting the Funds require shareholder approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting instruction forms will be sent to the Funds’ shareholders and to Contract Owners who have selected the Funds as an underlying mutual fund option.  Shares of the Funds are available exclusively as a pooled funding vehicle for variable insurance contracts offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”).  The Participating Insurance Companies own shares of the Funds as depositors for the Contract Owners.  Thus, individual Contract Owners do not vote on such matters directly because they are not shareholders of the Funds. Rather, the Participating Insurance Companies and their separate accounts are shareholders and will then vote the shares of the Fund attributable to the Contract Owners in accordance with Contract Owners’ voting instructions.  If voting instructions are not received, the separate accounts will vote the shares of the Funds for which voting instructions have not been received in proportion (for, against, or abstain) to those for which timely voting instructions have been received.  As a result, those Contract Owners that choose to vote, as compared with their actual percentage of ownership of the Funds, may control the outcome of the vote.  Each share of the Funds is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote.  Contract Owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to Contract Owners.

The foregoing description of Contract Owner voting rights with respect to the Funds is only a brief summary of these rights.  Whenever shareholder approval of a matter affecting the Funds is required, the proxy statement sent to shareholders and to Contract Owners will fully describe the voting rights of Contract Owners and the voting procedures that will be followed at the shareholder meeting.

Currently, Nationwide Fund Distributors LLC (“NFD”), an affiliate of NFA, acts as the Trust’s principal underwriter.  Under the terms of a Joint Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”), provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees.  NFM also serves as transfer agent and dividend disbursing agent for the Funds.  The address for NFA, NFD, and NFM is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

NFA is a wholly-owned subsidiary of Nationwide Financial, a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. The address for each of Nationwide Financial, Nationwide Corporation, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

No Officer or Trustee of the Trust is an officer, employee, or director of American Century or American Century Global, nor do any such Officers or Trustees own securities issued by American Century or American Century Global, or have any other material direct or indirect interest in American Century or American Century Global.

The Trust will furnish without charge, a copy of the Trust’s most recent Annual Report to shareholders and Semiannual Report to shareholders succeeding the Annual Report, if any, upon request. This request may be made either by writing to the Trust at the address contained on the first page of this Information Statement or by calling toll-free (800) 848-6331. The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request.

By Order of the Board of Trustees of
Nationwide Variable Insurance Trust,

/s/Eric E. Miller
Eric E. Miller, Secretary

May 24, 2010

EXHIBIT A

SUBADVISORY FEES

The annual fee payable by NFA to American Century (as a percentage of the Funds’ average daily net assets under American Century’s management) is set forth in the following table.

Fund Name	Subadvisory Fees
American Century NVIT Multi Cap Value Fund	0.315% on all Subadviser Assets
NVIT Multi-Manager Mid Cap Growth Fund	0.45% on Subadviser Assets up to $300 million; 0.40% on Subadviser Assets of $300 million and more
NVIT Multi-Manager Mid Cap Value Fund	0.45% on Subadviser Assets up to $300 million; 0.40% on Subadviser Assets of $300 million and more

The annual fee payable by NFA to American Century Global (as a percentage of the Fund’s average daily net assets under American Century Global’s management) is set forth in the following table.

Fund Name	Subadvisory Fees
NVIT Multi-Manager International Growth Fund	0.65% on all Subadviser Assets

A-1

EXHIBIT B

INVESTMENT ADVISORY FEES

The Funds pay NFA an investment advisory fee at an effective annual rate (as a percentage of the Funds’ average daily net assets) as set forth in the following table.

Fund Name	Advisory Fees
American Century NVIT Multi Cap Value Fund	0.57% of the Fund’s average daily net assets
NVIT Multi-Manager Mid Cap Growth Fund	0.75% on Fund assets up to $1 billion; 0.70% on Fund assets of $1 billion and more
NVIT Multi-Manager Mid Cap Value Fund	0.75% on Fund assets up to $1 billion; 0.73% on Fund assets of $1 billion and more
NVIT Multi-Manager International Growth Fund	0.85% on Fund assets up to $1 billion; 0.80% on Fund assets of $1 billion and more

B-1

EXHIBIT C

INVESTMENT ADVISORY FEES PAID TO NFA

The chart below sets forth the investment advisory fees paid by the Funds to NFA for the fiscal year ended December 31, 2009. The amount indicated is net of waivers and reimbursements.

Fund	Advisory Fees ($)
American Century NVIT Multi Cap Value Fund	$ 24,010
NVIT Multi-Manager Mid Cap Growth Fund	$ 2,973,902
NVIT Multi-Manager Mid Cap Value Fund	$ 2,443,400
NVIT Multi-Manager International Growth Fund	$ 3,368,121

C-1

EXHIBIT D

As of March 11, 2010, the Funds had issued outstanding the shares in the amount set forth in the table below.

Fund	Number of Shares Outstanding
American Century NVIT Multi Cap Value Fund
Class I	356,089.599
Class II	430,698.472
Class Y	-
NVIT Multi-Manager Mid Cap Growth Fund
Class I	49,784,122.063
Class II	19,060,142.870
Class Y	15,076,155.482
NVIT Multi-Manager Mid Cap Value Fund
Class I	1,026.222
Class II	53,265,748.715
Class Y	13,844,410.902
NVIT Multi-Manager International Growth Fund
Class I	2,278.696
Class II	1,011.506
Class III	16,870,157.922
Class VI	26,532,617.577
Class Y	20,966,664.389

D-1

EXHIBIT E

As of March 11, 2010, to the Trust’s knowledge, no person, except as set forth in the table below, had or shared voting or investment power over more than 5% of the outstanding shares of any class (collectively, the “shares”) of the Fund:

Name and Address of Shareholder	Number of Shares Beneficially Owned	Percentage of the Class Held by the Shareholder
American Century NVIT Multi Cap Value Fund-Class I
NATIONWIDE MUTUAL INSURANCE COMPANY 1 Nationwide Plz 1-33-13 Columbus, OH 43215	313,752.033	88.11%
NATIONWIDE LIFE INSURANCE COMPANY Po Box 182029 Columbus, OH 43218	24,217.276	5.62%
American Century NVIT Multi Cap Value Fund-Class II
NATIONWIDE LIFE INSURANCE COMPANY Nwvaii Po Box 182029 Columbus, OH 43218	429,649.392	99.76%
NVIT Multi-Manager Mid Cap Growth Fund- Class I
NATIONWIDE LIFE INSURANCE COMPANY Nwvaii Po Box 182029 Columbus, OH 43218	22,869,299.412	45.94%
NATIONWIDE LIFE INSURANCE COMPANY Po Box 182029 Columbus, OH 43218	11,976,711.890	24.06%
NATIONWIDE LIFE INSURANCE COMPANY Pmlic-Vli Po Box 182029 Columbus, OH 43218	5,477,102.703	11.00%
NATIONWIDE LIFE INSURANCE COMPANY Po Box 182029 Columbus, OH 43218	3,701,251.770	7.43%
NATIONWIDE LIFE INSURANCE COMPANY Po Box 182029 Columbus, OH 43218	3,031,476.329	6.09%
NVIT Multi-Manager Mid Cap Growth Fund- Class II
NATIONWIDE LIFE INSURANCE COMPANY Nwvaii Po Box 182029 Columbus, OH 43218	18,200,788.536	95.49%
NVIT Multi-Manager Mid Cap Growth Fund- Class Y
NVIT CARDINAL CAPITAL APPRECIATION 3435 Stelzer Road Columbus, OH 43219	4,814,789.134	31.94%
NVIT CARDINAL MODERATE 3435 Stelzer Road Columbus, OH 43219	3,578,041.003	23.73%

E-1

NVIT CARDINAL BALANCED 3435 Stelzer Road Columbus, OH 43219	2,797,838.509	18.56%
NVIT CARDINAL MODERATE AGGRESSIVE 3435 Stelzer Road Columbus, OH 43219	1,812,422.251	12.02%
NVIT CARDINAL MODERATE CONSERVATIVE 3435 Stelzer Road Columbus, OH 43219	1,247,088.054	8.27%
NVIT Multi-Manager Mid Cap Value Fund- Class I
NATIONWIDE MUTUAL INSURANCE COMPANY 1 Nationwide Plaza 1-33-13 Columbus, OH 43215	1,026.222	100.00%
NVIT Multi-Manager Mid Cap Value Fund- Class II
NATIONWIDE LIFE INSURANCE COMPANY Nwvaii Po Box 182029 Columbus, OH 43218	38,099,466.052	71.53%
NATIONWIDE LIFE INSURANCE COMPANY Po Box 182029 Columbus, OH 43218	8,414,343.698	15.80%
NVIT Multi-Manager Mid Cap Value Fund- Class Y
NVIT CARDINAL CAPITAL APPRECIATION 3435 Stelzer Road Columbus, OH 43219	4,422,238.860	31.94%
NVIT CARDINAL MODERATE 3435 Stelzer Road Columbus, OH 43219	3,284,672.500	23.73%
NVIT CARDINAL BALANCED 3435 Stelzer Road Columbus, OH 43219	2,569,345.095	18.56%
NVIT CARDINAL MODERATE AGGRESSIVE 3435 Stelzer Road Columbus, OH 43219	1,665,331.367	12.03%
NVIT CARDINAL MODERATE CONSERVATIVE 3435 Stelzer Road Columbus, OH 43219	1,144,876.593	8.27%
NVIT Multi-Manager International Growth Fund- Class I
NATIONWIDE INSURANCE COMPANY Sbl-Nwva9 Po Box 182029 Columbus, OH 43218	1,264.165	55.48%
NATIONWIDE MUTUAL INSURANCE COMPANY 1 Nationwide Plaza 1-33-13 Columbus, OH 43215	1,014.531	44.52%
NVIT Multi-Manager International Growth Fund- Class II
NATIONWIDE MUTUAL INSURANCE COMPANY 1 Nationwide Plaza 1-33-13 Columbus, OH 43215	1,011.506	100.00%

E-2

NVIT Multi-Manager International Growth Fund- Class III
NATIONWIDE LIFE INSURANCE COMPANY Po Box 182029 Columbus, OH 43218	8,234,181.878	48.81%
NATIONWIDE LIFE INSURANCE COMPANY Nwvaii Po Box 182029 Columbus, OH 43218	5,314,989.440	31.51%
NATIONWIDE LIFE INSURANCE COMPANY Po Box 182029 Columbus, OH 43218	2,030,459.062	12.04%
NVIT Multi-Manager International Growth Fund- Class VI
NATIONWIDE LIFE INSURANCE COMPANY Nwvaii Po Box 182029 Columbus, OH 43218	26,522.131.401	99.96%
NVIT Multi-Manager International Growth Fund- Class Y
NVIT CARDINAL CAPITAL APPRECIATION 3435 Stelzer Road Columbus, OH 43219	7,273,171.011	34.69%
NVIT CARDINAL MODERATE 3435 Stelzer Road Columbus, OH 43219	5,267,544.421	25.12%
NVIT CARDINAL BALANCED 3435 Stelzer Road Columbus, OH 43219	3,294,433.613	15.71%
NVIT CARDINAL MODERATE AGGRESSIVE 3435 Stelzer Road Columbus, OH 43219	2,962,009.525	14.13%
NVIT CARDINAL MODERATE CONSERVATIVE 3435 Stelzer Road Columbus, OH 43219	1,224,321.390	5.84%

E-3